UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:

December 12, 2005

(Date of earliest event reported)

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SPECTRUM BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

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Wisconsin	001-13615	22-2423556
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

(770) 829-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 1.02. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)

On December 12, 2005, Spectrum Brands, Inc. (the "Company") entered into Amendment No. 2 to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, (as so amended and supplemented, and as otherwise amended, supplemented and modified to the date hereof, the “Credit Agreement”), among the Company, Varta Consumer Batteries GmbH & Co. KGaA, a German partnership limited by shares, Rayovac Europe Limited, a limited liability company, each lender from time to time party thereto, Citicorp North America, Inc., as Syndication Agent, Merrill Lynch Capital Corporation, as Co-Documentation Agent and Managing Agent, LaSalle Bank National Association, as Co-Documentation Agent and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. Pursuant to Amendment No. 2, (i) the minimum consolidated interest coverage ratios and maximum consolidated leverage ratios for the periods between December 31, 2005 and June 30, 2007 were, respectively, lowered and raised, (ii) the interest rate applicable to certain types of term loans was increased, (iii) an additional pricing level for determining the applicable rate on each type of term loan, which rate is dependent upon the debt rating of the Company's senior unsecured long-term debt, was added, (iv) a 1% prepayment premium for optional prepayments prior to the one year anniversary of Amendment No. 2 was added and (v) the sale of the Nu-Gro business by the Company or its subsidiaries was approved and consented to by the required lenders.

The Fourth Amended and Restated Credit Agreement dated as of February 7, 2005 has been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 11, 2005, and Amendment No. 1, dated as of April 29, 2005, to the Fourth Amended and Restated Credit Agreement has been filed as Exhibit 10.1 to the Company's Current Report on Form 8-K, filed by the Company with the Commission on May 5, 2005.

The foregoing description of Amendment No. 2 to the Credit Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Exhibit

10.1

Amendment No. 2, dated December 12, 2005, to the Fourth Amended and Restated Credit Agreement, dated as of February 7, 2005, among Rayovac Corporation, Varta Consumer Batteries GmbH & Co. KGaA, Rayovac Europe Limited, each lender from time to time party thereto, Citicorp North America, Inc., Merrill Lynch Capital Corporation, LaSalle Bank National Association and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2005	SPECTRUM BRANDS, INC.

	By:	/s/ Randall J. Steward
	Name:	Randall J. Steward
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

Amendment No. 2, dated December 12, 2005, to the Fourth Amended and Restated Credit Agreement, dated as of February 7, 2005, among Rayovac Corporation, Varta Consumer Batteries GmbH & Co. KGaA, Rayovac Europe Limited, each lender from time to time party thereto, Citicorp North America, Inc., Merrill Lynch Capital Corporation, LaSalle Bank National Association and Bank of America, N.A.